SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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Check the appropriate box:

[ ]    Preliminary Proxy Statement
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       Rule 14a-6(e)(2))
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[ ]    Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                            SONOMAWEST HOLDINGS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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


                                   SONOMAWEST
                                  HOLDINGS INC
                  2064 HIGHWAY 116 NORTH  o  SEBASTOPOL, CA 95472
                    PH: (707) 824-2001  o  FAX: (707) 829-4630

                           --------------------------

                           NOTICE OF ANNUAL MEETING OF
                        SHAREHOLDERS AND PROXY STATEMENT

                                October 29, 2003

                           ---------------------------


To the Shareholders of SonomaWest Holdings, Inc.:

         Notice is hereby given that the Annual Meeting of the Shareholders of SonomaWest Holdings, Inc. (the "Company") will be held on Wednesday, October 29, 2003 at 11:00 a.m., local time, at 333 Bush Street, 17th Floor, San Francisco, California 94104 for the following purposes:

1. To elect four directors to serve until the 2004 Annual Meeting of Shareholders or until their respective successors are elected and qualified.

2. To approve the appointment of Grant Thornton LLP as independent auditors for the fiscal year ending June 30, 2004.

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only shareholders of record at the close of business on September 12, 2003 are entitled to notice of and to vote at the meeting and at any continuation or adjournment thereof.

         All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, we urge you to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if such shareholder has returned a proxy.


                                             By Order of the Board of Directors,


                                             Matthew J. Ertman
                                             SECRETARY

Sebastopol, California
September 30, 2003

                                  SONOMAWEST
                                  HOLDINGS INC
                  2064 HIGHWAY 116 NORTH  o  SEBASTOPOL, CA 95472
                    PH: (707) 824-2001  o  FAX: (707) 829-4630

                           --------------------------

                                 PROXY STATEMENT

                       For Annual Meeting of Shareholders
                         October 29, 2003, at 11:00 a.m.


INFORMATION CONCERNING VOTING AND SOLICITATION

GENERAL

         This Proxy Statement is furnished by the Board of Directors of SonomaWest Holdings, Inc. (the "Company") to solicit shareholder proxies to be voted at the Annual Meeting of Shareholders to be held on Wednesday, October 29, 2003, at 11:00 a.m., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at 333 Bush Street, 17th Floor, San Francisco, California.

         The mailing of these proxy solicitation materials and the Company's Annual Report to Shareholders for the year ended June 30, 2003 commenced on or about September 30, 2003.

VOTING

         The Board of Directors has fixed the close of business on September 12, 2003 as the Record Date for the determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof. At the Record Date 1,104,783 shares of the Company's common stock were issued and outstanding, and no shares of any other class of stock were outstanding.

         Each shareholder on the Record Date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting, except for the election of Directors. In the election of Directors, shareholders have cumulative voting rights, which means that each shareholder is entitled to a number of votes equal to the number of his or her shares multiplied by the number of Directors to be elected (four). A shareholder may cast all of his or her votes for a single candidate, or may distribute votes among as many candidates as he or she may see fit. No shareholder may cumulate votes for a candidate, however, unless the name(s) of the candidate(s) have been placed in nomination prior to the voting and the shareholder has given notice at the Meeting, prior to the voting, of the intention to cumulate votes. If one shareholder has already given such a notice, all shareholders may cumulate their votes for candidates in nomination without further notice.

         The inspector of election appointed for the meeting will tabulate all votes and will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Each proxy received without specific directions indicated thereon will be voted FOR the election of the nominees named in this proxy statement, or as many of such nominees as may be elected as directors of the Company and FOR approval of the appointment of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending June 30, 2004. Abstentions will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved. "Broker non-votes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. All properly executed proxies that are not revoked will be voted at the meeting in accordance with the instructions contained therein.

REVOCABILITY OF PROXIES

         Any person giving a proxy in the form accompanying this statement has the power to revoke such proxy at any time before it is voted. The proxy may be revoked by filing with the Secretary of the Company at the Company's principal executive office a written notice of revocation or a duly executed proxy bearing a later date, or by filing written notice of revocation with the secretary of the meeting prior to the voting of the proxy, or by attending the meeting and voting in person.

SOLICITATION

         The Company will bear the entire cost of solicitation, including preparation, assembly, printing, and mailing of this Proxy Statement, the Proxy card, and any additional material furnished to shareholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names which are beneficially owned by others to forward to such beneficial owners. In addition, the Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by directors, officers, or employees of the Company. No additional compensation will be paid for any such services. Except as described above, the Company does not intend to solicit proxies other than by mail.

SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

         Proposals of shareholders that are intended to be presented at the Company's 2004 Annual Meeting of shareholders must be received by the Company no later than June 7, 2004 in order to be included in the proxy statement and proxy relating to that meeting. Shareholders wishing to present a proposal in person must give the Company written notice of their proposal no later than August 20, 2004.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         At the Annual Meeting, four Directors are to be elected by the shareholders to serve until the next Annual Meeting or until the election and qualification of their successors. The Board's proxy holders (named on the enclosed Proxy card) intend to vote all shares for which proxies are granted to elect the four nominees selected by the Company's Board of Directors and intend to vote such shares cumulatively if necessary to elect some or all of such nominees.

         If any of the Board's nominees refuses or is unable to serve as a Director (which is not now anticipated), the Board's proxy holders intend to nominate and vote for such other person(s) as they believe will best serve the interests of the Company. Any shareholder may nominate a candidate for Director from the floor at the Meeting. Such nominee must consent to serve, if elected, prior to voting on his or her name. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

         The four nominees for Director who receive the most affirmative votes will be elected Directors. Votes withheld shall have no effect on the election result, though applicable securities laws and regulations may require that the number of such votes subsequently be disclosed to the Company's shareholders under certain circumstances.

             MANAGEMENT RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES
                            FOR DIRECTOR NAMED BELOW

NOMINEES

         The table below indicates the respective nominee's position with the Company, age, and year in which he first became a Director.

NAME                   AGE      POSITION WITH THE COMPANY       DIRECTOR SINCE
----                   ---      -------------------------       --------------
David J. Bugatto        39      Director                             2001
Gary L. Hess            51      Director                             1996
Roger S. Mertz          59      Chairman of the Board                1993
Fredric Selinger        64      Director                             1999

         Each of the nominees, directors and named current executive officers of the Company has been engaged in the principal occupations set forth below during the past five (5) years.

         DAVID  J.  BUGATTO,  Director.  Mr.  Bugatto  is  President  and  Chief
Executive Officer of Alleghany Properties, Inc. ("API") and Sacramento Properties Holdings Inc. ("SPHI") (real estate investments) which are subsidiaries of Alleghany Corporation, a publicly traded corporation on the NYSE. Mr. Bugatto is also a Director of both API and SPHI.

         GARY L. HESS, Director. Mr. Hess served as President and Chief Executive Officer of the Company from May 1, 1996 until October 31, 2001, and Chief Financial Officer from June 14, 1999 until October 31, 2001. Prior thereto he was a Senior Vice President of Dole Food Company, Inc. (fresh and processed fruit) (1993-1996); President of Cadace Enterprises, Inc. (water conservation products) and The Marketing Partnership 1992-1993; and Director of Marketing, E. & J. Gallo Winery (wine and distilled spirits) (1987-1992).

         ROGER S. MERTZ, Chairman of the Board. Mr. Mertz was appointed Chairman of the Board on October 31, 2001. In accordance with Section 312 of the California General Corporation Law, since the Company has no individual serving as President, Mr. Mertz is deemed the Company's Chief Executive Officer and serves in that capacity. Mr. Mertz is an attorney-at-law. He is a partner of the California law firm of Allen Matkins Leck Gamble & Mallory LLP. Prior to October 1999, Mr. Mertz was a partner of the San Francisco, California law firm of Severson & Werson.

         FREDRIC SELINGER, Director. Mr. Selinger is Senior Managing Director of Corporate Finance of Sutter Securities, Incorporated (investment banking and consulting). Prior to March 1995, Mr. Selinger was Managing Director of Jackson Square Capital Corp. (private investment banking and consulting).

         THOMAS R. EAKIN, Chief Financial Officer. Mr. Eakin, age 49, has served as the Company's Chief Financial Officer since October 31, 2001 and also served in such capacity from March 1987 to April 1999. Mr. Eakin served as the Company's Controller from December 1983 to February 1987. Since July 2000, Mr. Eakin has also owned, managed and served as a consultant for Eakin Consulting. From April 1999 to June 2000, Mr. Eakin served as Chief Financial Officer for Associated Vintage Group, a custom wine producer in Graton, California.

BOARD COMMITTEES AND MEETINGS

         The Board of Directors met 9 times during the fiscal year ended June 30, 2003 and no director attended fewer than 75% of the meetings of the Board of Directors or its committees upon which such Director served. The Company's Board of Directors has authorized two standing committees.

         COMPENSATION COMMITTEE. The functions of the Compensation Committee are to develop and recommend to the full Board compensation arrangements, including bonuses, and stock options for directors, executive officers and other key employees, and fee arrangements for outsourced management; to advise the chief executive officer on policy matters concerning officers' compensation; and to administer the 2002 Stock Incentive Plan and the 1996 Stock Option Plan, as amended. The members of the committee are Messrs. Bugatto, Hess (Chairman) and Selinger. The Compensation Committee held one meeting during the last fiscal year.

         AUDIT COMMITTEE. The Audit Committee's function is to provide assistance to the Company's Board in its oversight of: the integrity of the Company's financial statements; the Company's compliance with legal and regulatory requirements; the independent auditors' qualifications and independence; and the performance of the Company's internal audit function and independent auditors. The Audit Committee is solely responsible for the appointment, compensation, and oversight of the independent auditors, and if deemed necessary, the termination of the independent auditors. The members of the committee currently are Messrs. Hess, Selinger (Chairman) and Bugatto. The Audit Committee operates under a written charter which was adopted by the Board, a copy of which is attached to this proxy statement as Appendix A. The Report of the Audit Committee for the fiscal year ended June 30, 2003 appears on page 12. The Audit Committee held three meetings during the last fiscal year.

         The full Board acts as the nominating committee for the Directors of the Company.

COMPENSATION OF DIRECTORS

         DIRECTOR COMPENSATION. Directors receive $900 per quarter for serving as Directors, $600 for each Board or committee meeting attended, and $400 for each telephonic Board meeting. Directors' fees paid by the Company during fiscal year 2003 totaled $40,400. In connection with their services to the Company, on July 31, 2002, Messrs. Bugatto, Hess and Selinger received a fully vested, non-qualified stock option grant to purchase 5,000 shares of the Company's Common Stock at $7.20 per share and Mr. Mertz received a fully vested, non-qualified stock option grant to purchase 7,500 shares of the Company's Common Stock at $7.20 per share.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following tables, based in part upon information supplied by officers, directors and principal shareholders, set forth certain information known to the Company with respect to beneficial ownership of the Company's Common Stock as of September 12, 2003, by (i) each beneficial owner of more than 5% of the Company's Common Stock, (ii) the Company's Chief Executive Officer and each of the four other most highly compensated executive officers whose aggregate compensation exceeded $100,000 for the fiscal year ended June 30, 2003 (collectively, the "Named Executive Officers"), (iii) each director of the Company, and (iv) all directors and executive officers of the Company as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable. Voting power is the power to vote or direct the voting of securities, and investment power is the power to dispose of or direct the disposition of securities.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

                                               Shares of Common Stock
                                               Beneficially Owned (a)
                                             --------------------------
Name and Address of Beneficial Owner           Number           Percent
------------------------------------         ----------        --------

Craig R. Stapleton                           343,280(b)         30.79%
135 E. Putnam Avenue
Greenwich, CT  06830

Gary L. Hess                                 113,617(c)         10.11%
2064 Highway 116, North
Sebastopol, CA  95472

Wendy W. Stapleton                            71,165(d)          6.44%
135 E. Putnam Avenue
Greenwich, CT  06830

Roger S. Mertz                                57,110(e)          5.05%
333 Bush Street, Suite 1700
San Francisco, CA  94104

(a) Security ownership information for beneficial owners is taken from statements filed with the Securities and Exchange Commission pursuant to Sections 13(d), 13(g) and 16(a) and information made known to the Company. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of September 12, 2003 are deemed to be outstanding for the purpose of computing the percentage ownership of the person holding those options, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The percentage of beneficial ownership is based on 1,104,783 shares of common stock outstanding as of September 12, 2003.

(b) Includes 306,587 shares owned directly by Mr. Stapleton or trusts for the benefit of Mr. Stapleton, 10,000 shares issuable upon the exercise of stock options and 26,693 shares owned by Mr. Stapleton's wife to which Mr. Stapleton disclaims any beneficial interest.

(c) Includes 94,143 shares owned directly and 19,474 shares issuable upon the exercise of stock options.

(d)  Wendy W. Stapleton is the daughter of Craig R. Stapleton.

(e) Includes 29,955 shares owned directly, 25,000 shares issuable upon the exercise of stock options, and 2,155 shares held by Mr. Mertz as trustee and to which Mr. Mertz disclaims any beneficial interest.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

         The table below presents the security ownership of the Company's Directors, Named Executive Officers, and all directors and executive officers as a group as of September 12, 2003.

                                              Shares Beneficially Owned(a)
                                              ----------------------------
Name of Beneficial Owner                         Number         Percent
------------------------                       ----------       -------
Gary L. Hess                                   113,617(b)        10.11%
Roger S. Mertz                                  57,110(c)         5.05%
Fredric Selinger                                22,000(d)         1.96%
David J. Bugatto                                20,000(e)         1.78%
---------------------------
All directors and executive
officers as a group                            213,727           17.96%
---------------------------

(a) Shares listed in this column include all shares held by the named individuals and all directors and executive officers as a group in their own names and in street name. Security ownership information for beneficial owners is taken from statements filed with the Securities and Exchange Commission pursuant to Sections 13(d), 13(g) and 16(a) and information made known to the Company. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of September 12, 2003 are deemed to be outstanding for the purpose of computing the percentage ownership of the person holding those options, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The percentage of beneficial ownership is based on 1,104,783 shares of common stock outstanding as of September 12, 2003.

(b) Includes 94,143 shares owned directly and 19,474 shares issuable upon the exercise of stock options.

(c) Includes 29,955 shares owned directly, 25,000 shares issuable upon the exercise of stock options, and 2,155 shares held by Mr. Mertz as trustee and to which Mr. Mertz disclaims any beneficial interest.

(d) Includes 2,000 shares owned directly and 20,000 shares issuable upon the exercise of stock options.

(e)  Includes 20,000 shares issuable upon the exercise of stock options.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The Summary Compensation Table shows certain compensation information for the Chief Executive Officer and each of the four other most highly compensated executive officers whose aggregate compensation exceeded $100,000 for the fiscal year ended June 30, 2003 (collectively, the "Named Executive Officers"). Compensation data is shown for the fiscal years ended June 30, 2003, 2002, and 2001. This information includes the dollar value of base salaries, bonus awards, the number of SARs granted, and certain other compensation, if any, whether paid or deferred.

                                                             Long Term
                                                            Compensation
                                Annual Compensation(a)         Awards
                             ---------------------------       ------           All Other
Name                         Year   Salary($)   Bonus($)   Options/SARs(#)   Compensation($)
----                         ----   ---------   --------   ---------------   ---------------

Roger S. Mertz(b)            2003      --         --           7,500               --
Chief Executive Officer      2002      --         --           5,000               --
                             2001      --         --              --               --

(a) Amounts shown include cash and non-cash compensation earned with respect to the year shown above.

(b) In accordance with Section 312 of the California General Corporation Law, since the Company has no individual serving as President, Mr. Mertz is deemed the Company's Chief Executive Officer and serves in that capacity. Mr. Mertz is not compensated for services as an officer. Mr. Mertz receives only the quarterly and per meeting director fees and option grants that are granted to Mr. Mertz in connection with his services as Chairman of the Board. During fiscal year 2003, Mr. Mertz received a total of $9,800 in director fees and a fully vested non-qualified stock option grant to purchase 7,500 shares of the Company's Common Stock at $7.20 per share.


OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth information with respect to stock options granted from July 1, 2002 to June 30, 2003 to the Named Executive Officers under the 2002 Stock Incentive Plan.

                        Number of     Percent of
                       Securities   Total Options
                       Underlying     Granted to                                    Grant Date
                        Options      Employees in      Per Share     Expiration   Present Dollar
Name                    Granted      Fiscal Year    Exercise Price      Date        Value (a)
----                   ----------    -----------    --------------   ----------   --------------

Roger S. Mertz           7,500           91%             $7.20        07/30/12       $54,000
   Chief Executive
   Officer(b)

(a) Dollar value does not represent potential realizable value to the optionee, but was computed by multiplying the number of shares by the price of the last reported sale of the Company's Common Stock on the Nasdaq SmallCap Market on the date grants were approved by the Board of Directors.

(b) On July 31,2002, Mr. Mertz received a fully vested, non-qualified stock option grant to purchase 7,500 shares of the Company's Common Stock at an exercise price of $7.20 per share, for services rendered as a director of the Company.

OPTION EXERCISES AND HOLDINGS

         The following table provides information with respect to option exercises from July 1, 2002 to June 30, 2003, by the Named Executive Officers and the value of such officers' unexercised options at June 30, 2003.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                        Number of Shares
                                                     Underlying Unexercised        Value of Unexercised
                        Shares                             Options at             In-the-Money Options at
                       Acquired                        Fiscal Year-End (#)         Fiscal Year-End ($)(a)
                      on Exercise      Value       --------------------------   --------------------------
Name                      (#)       Realized ($)   Exercisable  Unexercisable   Exercisable  Unexercisable
----                  -----------   ------------   -----------  -------------   -----------  -------------

Roger S. Mertz             --            --           17,500          --             $0            --
  Chief Executive
  Officer

(a) Value of unexercised options was determined by multiplying the number of unexercised options by the difference between the price of the last reported sale of the Company's Common Stock on the NASDAQ SmallCap Market of $4.80 per share on June 30, 2003 (the last trading day for fiscal
      2002), and the exercise price of such unexercised options.


EQUITY COMPENSATION PLAN INFORMATION

         The following table summarizes share and exercise information about our equity compensation plans as of September 12, 2003.

                                                                                    Number of Securities
                                   Number of Securities                           Remaining Available for
                                    to be Issued Upon       Weighted-Average       Future Issuance Under
                                       Exercise of          Exercise Price of    Equity Compensation Plans
                                   Outstanding Options,   Outstanding Options,     (excluding securities
Plan Category                      Warrants and Rights     Warrants and Rights    included in 1st column)
-------------                      --------------------   --------------------   -------------------------

Equity Compensation Plans
Approved by Security Holders (1)         100,674                  $6.22                  168,626(2)

Equity Compensation Plans Not
Approved by Security Holders                0                      --                        0
                                         -------                  -----                  ----------

Total                                    100,674                  $6.22                  168,626

(1) Consists of the Company's 2002 Stock Incentive Plan and 1996 Stock Option Plan, as amended to date.

(2) Includes 26,600 shares available for issuance under the 2002 Stock Incentive Plan and 142,026 shares available for issuance under the 1996 Stock Option Plan. However, in connection with the adoption of the 2002 Stock Incentive Plan in 2002, no further option grants will be made under the 1996 Stock Option Plan.


         Please see the discussion set forth above under the heading "Incentive and Remuneration Plans" for a description of the material terms of the 2002 Stock Incentive Plan and the 1996 Stock Option Plan.

             COMPENSATION COMMITTEE REPORT OF THE BOARD OF DIRECTORS

         THE FOLLOWING COMPENSATION COMMITTEE AND THE PERFORMANCE GRAPH INCLUDED ELSEWHERE IN THIS PROXY STATEMENT DO NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER COMPANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES THIS REPORT OR THE PERFORMANCE GRAPH BY REFERENCE THEREIN.

         This report is provided by the Compensation Committee of the Board of Directors (the "Committee") to assist shareholders in understanding the Committee's objectives and procedures in establishing the compensation of the Company's Chief Executive Officer and other executive officers. The Committee, made up of non-employee Directors, is responsible for establishing and administering the Company's executive compensation program.

         In accordance with the Company's strategy of reducing operating expenses, particularly expenses related to being a public reporting company, the Company has outsourced virtually all of its management functions. As a result, the Company's current compensation strategy is to make sure that the fees it pays for outsourced services are fair and reasonable.

CURRENT KEY ELEMENTS OF EXECUTIVE COMPENSATION

         Currently, the outsourced management of the Company is compensated through consulting fees and long term incentives.

         CONSULTING FEES

         Consulting fees paid to outsourced management are reviewed annually by the Compensation Committee to determine whether they are fair and reasonable on the basis of the services provided and whether the fees charged for such services are consistent with those charged by competitors.

         LONG-TERM INCENTIVES

         Long-term incentive awards provided by shareholder approved compensation programs are designed to develop and maintain strong management through share appreciation awards and to tie compensation to the success of the Company as reflected in its stock price. The 2002 Stock Incentive Plan provides for the granting to officers, employees, Board members and consultants of incentive stock options, which promotes the long-term interests of the Company's shareholders.

EQUITY BASED COMPENSATION

         2002 STOCK INCENTIVE PLAN

         The Company's 2002 Stock Incentive Plan ("2002 Plan") provides for the granting to officers, employees, Board members and consultants of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, nonstatutory stock options and stock appreciation rights. The Company may also issue stock directly to participants under the 2002 Plan. The 2002 Plan was approved by the Board of Directors in July 2002 and by the stockholders in October 2002. The 2002 Plan serves as the successor program to the Company's 1996 Stock Option Plan and was adopted with the intention of reducing the number of shares reserved for stock option grants to a number which better matches the current capitalization of the Company. A total of 75,000 shares of Common Stock have been reserved for grant pursuant to the 2002 Plan. As of September 12, 2003, 26,600 shares of Common Stock were available for issuance under the 2002 Plan and options to purchase 48,400 shares were outstanding.

         The Company periodically grants to its officers, employees, Board members and consultants stock options under the 2002 Plan in order to provide additional incentive for such persons. The Board believes that such incentive benefits the Company and its shareholders by providing incentive based compensation that will encourage officers, directors, consultants and other key employees to attain high performance and encourage stock ownership in the Company. No participant in the 2002 Plan may be granted stock options, direct stock issuances and share right awards for more than 15,000 shares of common stock in total in any calendar year. The exercise price of all incentive stock options granted under the 2002 Plan must be at least equal to the fair market value of the Common Stock on the date of grant. The exercise price of nonstatutory stock options must at least be equal to 85% of the fair market value of the Common Stock on the date of grant.

         1996 STOCK OPTION PLAN, AS AMENDED

         The Company's 1996 Stock Option Plan, (the "1996 Plan") was approved by the shareholders at the 1996 Annual Meeting. An amendment to the 1996 Plan increasing the number of shares available for issuance under the 1996 Plan to 275,000 was approved by the shareholders at the 1999 Annual Meeting. As of September 12, 2003, options to purchase 268,574 shares had been issued under the 1996 Plan, while options to purchase a total of 52,274 shares remain outstanding. No further options are being granted under the 1996 Plan after the adoption of the 2002 Stock Incentive Plan in 2002. All option grants are being made under the new 2002 Stock Incentive Plan.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

         In accordance with Section 312 of the California General Corporation Law, since the Company has no individual serving as President, Mr. Mertz is deemed the Company's Chief Executive Officer and serves in that capacity. Mr. Mertz is not compensated for services as Chief Executive Officer. Mr. Mertz receives only the quarterly and per meeting director fees and option grants that are granted to Mr. Mertz in connection with his services as Chairman of the Board.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         For the fiscal year ended June 30, 2003, the Compensation Committee consisted of Messrs. Bugatto, Hess and Selinger. No members of the Compensation Committee were employees of the Company during the fiscal year ended June 30, 2003. As described in the Section above entitled "Certain Relationships and Related Transactions," Mr. Hess receives separation payments from the Company pursuant to a separation agreement and was issued a promissory note by the Company in connection with the exercise of stock options.

Compensation Committee:
    David J. Bugatto
    Gary L. Hess
    Fredric Selinger

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during fiscal year ended June 30, 2003 all filing requirements applicable to its executive officers, directors, and greater than ten-percent beneficial owners were complied with except that Mr. Stapleton filed late four Form 4s reporting five transactions.

                     AUDIT COMMITTEE REPORT TO STOCKHOLDERS

         THE FOLLOWING REPORT OF THE AUDIT COMMITTEE DOES NOT CONSTITUTE MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER COMPANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT AS TO INFORMATION CONCERNING THE AUDITORS' ALLOCATION OF TIME AND FEES AND CONSIDERATION OF THEIR IMPACT (IF ANY) ON INDEPENDENCE AND TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS REPORT BY REFERENCE THEREIN.

To the Board of Directors of SonomaWest Holdings, Inc.:

         In accordance with its written charter adopted by the Board of Directors, the Audit Committee of the Board assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In response to the Sarbanes-Oxley Act adopted in 2002, our Committee has assumed additional responsibilities, including that the Audit Committee must approve, in advance, the engagement of the Company's independent auditors for all audit and non-audit services. Our Committee anticipates additional responsibilities will be undertaken upon the adoption of final rules by the Nasdaq SmallCap Market, implementing additional provisions of the Sarbanes-Oxley Act and SEC rules promulgated thereunder. Our Committee is closely monitoring the developments in this area.

         In discharging its duties, our Committee has reviewed and discussed with management of the Company and Grant Thornton LLP, the independent auditing firm of the Company, the audited financial statements of the Company as of June 30, 2003 (the "Audited Financial Statements"). In addition, we have discussed with Grant Thornton LLP the matters required by Codification of Statements on Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEES, as amended.

         The Committee also has received and reviewed the written disclosures and the letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1, INDEPENDENCE WITH AUDIT COMMITTEES, and we have discussed with that firm its independence from the Company. We also have discussed with management of the Company and the auditing firm such other matters and received such assurances from them as we deemed appropriate.

         Management is responsible for the Company's internal controls and the financial reporting process. Grant Thornton LLP is responsible for performing an independent audit of the Company's financial statements in accordance with auditing standards generally accepted in the United States of America and issuing a report thereon. The Committee's responsibility is to monitor and oversee these processes.

         The Audit Committee has adopted a charter. The Audit Committee Charter is attached to this Proxy Statement as Appendix A. Our securities are quoted on the Nasdaq SmallCap Market and are governed by its listing standards. All members of the Audit Committee, with the exception of Mr. Hess, meet the independence standards under Rule 4200(a)(14) of the Marketplace Rules contained in the National Association of Securities Dealers Manual. Because Mr. Hess served as the Company's President, Chief Executive Officer and Chief Financial Officer until October 31, 2001 and because he received approximately $60,000 in commission payments for sales of the Company's Perma-Pak inventory pursuant to his separation agreement, Mr. Hess is not considered independent under Rule 4200(a)(14). However, in accordance with Rule 4350, the Board of Directors determined that the appointment of Mr. Hess to the Audit Committee was in the best interests of the Company and the shareholders based on his knowledge of the Company's operations and financial expertise.

         The Audit Committee of the Board of Directors has considered the effect that provision of the services described under "All Other Fees" may have on the independence of Grant Thornton LLP. These fees related primarily to privacy attestation and tax compliance. The Audit Committee has determined that provision of those services is compatible with maintaining the independence of Grant Thornton LLP as the Company's principal auditors.

         Based on the foregoing review and discussions and a review of the report of Grant Thornton LLP with respect to the Audited Financial Statements, and relying thereon, we have recommended to the Company's Board of Directors the inclusion of the Audited Financial Statements in the Company's Annual Report on Form 10-K for the year ended June 30, 2003.

Members of the Audit Committee:
    Gary L. Hess
    Fredric Selinger
    David J. Bugatto

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

SEPARATION AGREEMENT BETWEEN THE COMPANY AND GARY L. HESS

         On July 17, 2001 the Company entered into a separation agreement in principle, which was thereafter executed, with Gary Hess, replacing his existing employment agreement. Pursuant to the separation agreement, Gary Hess continued as President and Chief Executive Officer, first on a full-time basis and then on a part-time basis, through October 31, 2001. Effective September 2001, the Company began paying separation payments to Gary Hess in the amount of $12,500 monthly for 29 months, replacing all payment obligations under his prior employment agreement. The Company's obligation under this agreement of $362,500 was recorded in operating expenses in the first quarter of fiscal 2002. As of June 30, 2003, the remaining obligation under this agreement is $75,000.

         Pursuant to this separation agreement, the Company also designated Gary Hess for the period beginning July 17, 2001 and ending December 31, 2002, as the Company's exclusive sales representative to sell any and all remaining Perma-Pak finished goods inventory and other Perma-Pak property (inventory and property related to discontinued operations). Under the agreement, Gary Hess was entitled to a commission of 7% on the net purchase price received by the Company from sales above the initial $250,000. As of October 3, 2002, the Company entered into an agreement to sell all of the remaining Perma-Pak finished goods inventory and other Perma-Pak property. As of June 30, 2003 the Company received $225,000 of the $240,000 total purchase price. The Company has paid commissions to Gary Hess of $59,329 pursuant to this sale and $68,173 in total pursuant to this agreement. During fiscal 2003, the Company incurred $60,194 in commissions under this agreement and $7,979 during fiscal 2002. As of June 30, 2003, the Company did not owe Gary Hess any commissions under this agreement. Upon receipt of the balance of the total purchase price of $15,000, the Company will owe a commission to Gary Hess of $7,500. As part of the separation agreement, Gary Hess was given until January 29, 2002 to decide whether to extend the period in which he was eligible to exercise the stock options previously granted to him. On January 28, 2002, Gary Hess elected to exercise his option to purchase 80,000 shares of his total outstanding options of 89,474 shares. Gary Hess elected to extend the termination date on his option to purchase the remaining 9,474 shares, through the last date of the severance period (January 31, 2004). The Company agreed to loan Gary Hess up to $447,370 to allow Gary Hess to exercise the aforementioned options. Gary Hess elected to borrow $400,000 to exercise 80,000 stock options at $5 per share. The note dated January 28, 2002 in the amount of $400,000, bears interest at the Applicable Federal Rate (AFR) for loans of three years or less on the date of the note (the AFR at January 28, 2002 was 2.73%), payable quarterly. The Note is payable in full on August 1, 2004. The Note is full recourse and specifically secured by the stock certificates and evidenced in the form of a loan and security agreement. The largest aggregate amount of principal and interest owing under the note since issuance was $403,650 on July 31, 2002. The aggregate principal and interest owing under the note as of September 12, 2003 was $402,214.

RELATIONSHIP BETWEEN THE COMPANY, ALLEN MATKINS AND ROGER S. MERTZ

         During fiscal year 2003 the Company engaged Allen Matkins Leck Gamble & Mallory LLP ("Allen Matkins") as its legal counsel. Roger S. Mertz, Chairman of the Board, is a partner at Allen Matkins. During 2003, 2002, and 2001, the Company incurred $204,000, $186,000 and $214,000 respectively, for legal services from Allen Matkins.

CONSULTING AGREEMENT BETWEEN THE COMPANY AND THOMAS R. EAKIN

         On August 1, 2003, the Company entered into a Consulting Agreement with Thomas R. Eakin, Chief Financial Officer. The agreement replaced the former consulting agreement between Mr. Eakin and the Company which terminated by its terms on July 31, 2003. Under the new agreement, Mr. Eakin provides financial management and accounting services to the Company for which he is compensated at an hourly billing rate of $110 per hour, plus expenses. During fiscal 2003, the Company incurred $65,000 for financial management and accounting consulting services provided by Mr. Eakin.

CONSULTING AGREEMENT BETWEEN THE COMPANY AND DAVID J. BUGATTO

         On July 17, 2001, the Company entered into a Consulting Agreement with David J. Bugatto, a Director. Pursuant to the agreement Mr. Bugatto provides consulting services to the Company in connection with its real estate business for a monthly fee of $2,500. The agreement is retroactive to April 1, 2001. In addition, in the event that either of the Company's Sonoma County properties are sold during the term of the agreement, Mr. Bugatto would be paid a fee of 2-1/2% of the sales price if no broker commission is involved and 1-1/4% of the sales price if a broker is involved in the sale. In the event that either property is refinanced during the term of the agreement, Mr. Bugatto will be paid a fee equal to 1% of the amount of the proceeds received by the Company in excess of its current debt. The agreement is effective until the earlier of its termination by either party or December 31, 2003. During fiscal 2003, the Company paid Mr. Bugatto $32,000 for real estate consulting services.

                                PERFORMANCE GRAPH

         The following graph compares the total return performance of the Company for the periods indicated with the performance of the Russell 2000 Index and the performance of a Peer Index comprised of the publicly traded stocks of Indigenous Global Development Corp., Crescent Operating Inc., Monmouth Capital Corp., National Properties Corp., Regency Equities Corp., Tower Properties Co., and SonomaWest Holdings, Inc. The Company's shares are traded over-the-counter on the NASDAQ SmallCap Market under the symbol "SWHI". Three of the companies in the Peer Group have market capitalizations greater than the Company and three have market capitalizations less than the Company. The Russell 2000 Index is comprised of the publicly traded stocks of the 2,000 smallest companies included in the Russell 3,000 Index, which includes the publicly traded stocks of the 3,000 largest companies. The total return indices reflect reinvested dividends and are weighted on a market capitalization basis at the time of each reported data point.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
            AMONG SONOMAWEST HOLDINGS, INC., THE RUSSELL 2000 INDEX
                                AND A PEER GROUP


                               [GRAPHIC OMITTED]

            [Data below represents a chart in the printed document.]

Year (June 30)              1998      1999     2000      2001     2002      2003
--------------              ----      ----     ----      ----     ----      ----
SonomaWest Holdings, Inc.    100    121.88     76.56    82.75     93.44    65.63
Russell 2000                 100    101.50    116.04   116.80    106.67   104.92
Peer Group                   100     55.60     29.76    30.54     23.35    22.34

*$100 invested on 6/30/98 in stock or index-including reinvestment of dividends.
 Fiscal year ending June 30.

                              AUDITOR INDEPENDENCE

AUDIT FEES

         The aggregate fees billed to the Company during the fiscal year ended June 30, 2003, for professional services rendered by Grant Thornton LLP for its audit of the Company's annual financial statements and its review of the financial statements included in the Company's Forms 10-Q were $65,656.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         Grant Thornton LLP billed no fees to the Company for financial information systems design and implementation services during the most recent fiscal year.

ALL OTHER FEES

         The aggregate fees billed to the Company for all other services rendered by Grant Thornton LLP for the most recent fiscal year were $35,012. These fees related primarily to tax compliance and tax consulting.

                                   PROPOSAL 2
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Audit Committee has selected Grant Thornton LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending June 30, 2004. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire. The representatives also are expected to be available to respond to appropriate questions from shareholders.

         The affirmative vote of the holders of a majority of the shares of common stock voting in person or by proxy on this proposal is required to ratify the appointment of the independent auditors.

         In the event the stockholders fail to ratify the appointment, it will be considered as a direction to the Audit Committee to select another independent accounting firm. It is understood that even if the selection is ratified, the Audit Committee at its discretion, may direct the appointment of a new independent accounting firm at any time during the year if the Audit Committee feels that such a change would be in the best interests of the Company and its stockholders.

                THE AUDIT COMMITTEE UNANIMOUSLY RECOMMENDS A VOTE
                               "FOR" THIS PROPOSAL

                           AVAILABILITY OF 10-K REPORT

THE COMPANY FILED ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2003 WITH THE SECURITIES EXCHANGE COMMISSION ON SEPTEMBER 12, 2003. A COPY OF THE REPORT, INCLUDING ANY FINANCIAL STATEMENTS AND SCHEDULES, AND A LIST DESCRIBING ANY EXHIBITS NOT CONTAINED THEREIN, MAY BE OBTAINED WITHOUT CHARGE BY ANY SHAREHOLDER. THE EXHIBITS ARE AVAILABLE UPON PAYMENT OF CHARGES WHICH APPROXIMATE THE COMPANY'S COST OF REPRODUCTION OF THE EXHIBITS. REQUESTS FOR COPIES OF THE REPORT SHOULD BE SENT TO THE OFFICE OF THE CORPORATE SECRETARY AT THE MAILING ADDRESS OF THE COMPANY LISTED ON PAGE ONE OF THIS PROXY STATEMENT.

                                  OTHER MATTERS

         The Board of Directors presently knows of no other matter that may come before the Annual Meeting. If any other matters should properly come before the Meeting, however, the Board's proxy holders intend to vote on such matters in accordance with their best judgment.

                                              By Order of the Board of Directors



                                              Matthew J. Ertman
                                              SECRETARY

Dated:  September 30, 2003

                                   APPENDIX A

                            SONOMAWEST HOLDINGS, INC.

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER

                    (AMENDED AND RESTATED SEPTEMBER 25, 2003)


I.    AUDIT COMMITTEE PURPOSE

      The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

      o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

      o     Monitor  the   independence   and   performance   of  the  Company's
            independent auditors and internal auditing department.

      o Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

      The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.   AUDIT COMMITTEE COMPOSITION AND MEETINGS

      The Audit Committee is a committee of the Board of Directors. The Audit Committee shall be composed of Directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member. The membership of the Audit Committee shall consist of at least three independent (subject to exceptions provided in the NASD Marketplace Rules), financially literate, members of the Board of Directors who shall serve at the pleasure of the Board of Directors. In addition, at least one of the Committee members must have employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background resulting in the individual's financial sophistication, including being or having been a chief executive, chief financial or other senior officer with oversight responsibilities. Committee members and the Committee chairman shall be designated by the full Board of Directors. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

      The Committee shall meet at least two times annually, or more frequently as circumstances dictate. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III.  AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

      REVIEW PROCEDURES

      1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

      2. Review the Company's annual audited financial statements, including the disclosure in Management's Discussion and Analysis of Financial Condition and Results of Operations, prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

      3. In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

      4. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 10). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

      INDEPENDENT AUDITORS

      5. The Audit Committee is responsible for the appointment, compensation, and oversight of the independent auditors, and if deemed necessary, the termination of the independent auditors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of

            Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

      6.    Approve the engagement of the  independent  auditors,  including the
            fees  and  other   significant   compensation  to  be  paid  to  the
            independent auditors.

      7. On a quarterly basis, the Committee should review the independence of the independent auditors. The Committee should receive a statement from the independent auditors acknowledging their independence on a quarterly basis.

      8.    Review  the  independent   auditors  audit  plan  -  discuss  scope,
            staffing, locations, reliance upon management, and internal audit and general audit approach.

      9. Approve, in advance, the provision of all permissible non-audit services, as set forth in Section 202 of the Sarbanes-Oxley Act of 2002, as well as all related-party transactions.

      10. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

      11. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

      INTERNAL AUDIT DEPARTMENT AND LEGAL COMPLIANCE

      12. Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department, as needed.

      13. Review the appointment, performance, and replacement of the senior internal audit executive.

      14. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

      15. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

      OTHER AUDIT COMMITTEE RESPONSIBILITIES

      16. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

      17. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

      18. Maintain minutes of meetings and regularly report to the Board of Directors on significant results of the foregoing activities.

      19.   Conduct an annual performance review of the Committee.

      20. Review financial and accounting personnel succession planning within the Company.

      21.   Annually  review  policies and  procedures  as well as audit results
            associated  with  directors'  and  officers   expense  accounts  and
            perquisites.

                            SONOMAWEST HOLDINGS, INC.

                             2064 Highway 116 North
                          Sebastopol, California 95472

                                      PROXY


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Roger S. Mertz and David J. Bugatto, or either of them, with full power of substitution, as Proxies of the undersigned to attend the Annual Meeting of Shareholders of SonomaWest Holdings, Inc. to be held on Wednesday, October 29, 2003 at 11:00 a.m., local time, at 333 Bush Street, 17th Floor, San Francisco, California 94104, and any adjournment thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present as indicated below.

1. Election of four directors to serve until the 2004 Annual Meeting of Shareholders or until their respective successors are elected and qualified.

         [ ] FOR all nominees listed below       [ ] WITHHOLD AUTHORITY
             (except as marked to the                to vote for all nominees
             contrary below)                         listed below

         (Instructions: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

            Roger S. Mertz; Gary L. Hess; Fredric Selinger; David J. Bugatto

2. Approval of appointment of Grant Thornton LLP as independent auditors for the fiscal year ending June 30, 2004.

         [ ] FOR the appointment                 [ ] AGAINST the appointment

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

         The undersigned hereby acknowledge receipt of (a) the Notice of Annual Meeting of Shareholders to be held October 29, 2003, (b) the accompanying Proxy Statement, and (c) the Annual Report of the Company for the fiscal year ended June 30, 2003.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the Proxy will be voted FOR proposals one, two and three.

         Please sign exactly as signature appears on this proxy card. Executors, administrators, traders, guardians, attorneys-in-fact, etc. should give their full titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If a partnership, please sign in partnership name by authorized person. If stock is registered in two names, both should sign.


Dated:  _______________, 2003
                                    ----------------------------------
                                    Signature


                                    ----------------------------------
                                    Signature